Exhibit 99.1
General Motors Acceptance Corp. UK Investor Reception 11 July 2005 Sanjiv Khattri Executive Vice President & Chief Financial Officer

GMAC Safe Harbor In the presentation that follows and in related comments by General Motors Acceptance Corporation's management, our use of the words "expect", "anticipate", "project", "estimate", "forecast", "objective", "plan", "goal", "outlook", "target", "pursue" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the threat of terrorism, the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases and other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. 2

General Motors 3

GM North America GM U.S. YTD 2005 market share of 26.7% flat to 2004 June sales of 558,092 up 41% U.S. dealer stocks down 350,000 units versus last year to just over 1 million units Strong results in 2005 JD Power Studies 8 "Most Dependable" awards and 10 more vehicles in "Top Three" in Vehicle Dependability 5 "Highest Ranked" awards and 7 more vehicles in "Top Three" in Initial Quality However, healthcare costs, pricing and material cost remain challenging 4 General Motors

GM Europe Restructuring plan is on track CYTD market share at 9.7%, up 0.2 share points GM Latin America, Africa and Middle East 5 consecutive profitable quarters Industry on pace for record 2005 sales Launch of GMDAT products has been successful GM Asia Pacific Continued increase in GM market share Represents best opportunity for overall growth CYTD China growth has been solid, expect acceleration in growth for H2 5 General Motors

General Motors Acceptance Corporation 6

Organization Structure 7 GMAC Financial Services Financing Operations Insurance Operations North American Auto Operations International Auto Operations Commercial Finance Group Residential Capital MIC Personal Lines Mortgage Operations Commercial Mortgage RFC Residential Mortgage GM

3 Major Lines of Business Financing (Q1 2005 assets of $189 Billion) Financing loans to automotive retail and lease customers 8.6 million retail automotive accounts Inventory financing to automotive dealers Real estate and working capital loans to dealers 9,500 automotive dealer relationships Full-service leasing Asset-based lending Insurance (Q1 2005 assets of $12 Billion) Extended warranty contracts Personal auto insurance Commercial insurance for dealers Reinsurance Mortgage (Q1 2005 assets $114 Billion) Residential and commercial mortgages 8th year in a row of increasing U.S. market share 2.6 million mortgage customers Securitization of mortgages Expanding international mortgage operations Growing investment / asset management business 8

Global Origination Volume 9

GMAC Net Income Mortgage/Insurance Financing $ millions Net Income increases in a challenging ratings environment $728 Q1 10

Net Income by Sector 2002 2004 Auto Finance Diversified Businesses (Mortgage, Insurance, etc.) GMAC Net Income Diversification Sustainable future earnings driven by diverse business portfolio 11

Recent Financial Results Achieved in a Difficult Environment Credit Rating Downgrades Rising Market Interest Rates Widening GMAC Borrowing Spreads Declining Mortgage Volume 12

2005 Net Income Financing Operations Insurance Operations Mortgage Operations At least $2.5 Billion 13

Mortgage Net Income Industry Volume * ($ trillion) 2.0 2.6 3.8 2.8 2.2 $ millions Volume represents US residential mortgage industry - source: Fannie Mae $385 Q1 14

2005 Mortgage Outlook Industry Volume GMAC Mortgage Profitability Growth in U.S. market share for 9th year in a row Increase in servicing income Increase in fee-for-service businesses Expansion of international mortgage operations 15

Insurance Net Income $ millions $95 Q1 16

2005 Insurance Outlook Insurance Premium Growth Underwriting Performance Growth in International Markets Income From Investment Portfolio 2005 Outlook G G G G G G 17

Financing Net Income $248 Q1 $ millions 18

2005 Financing Outlook 2005 Outlook G Credit Losses Y Y Rising Interest Rates Widening Borrowing Spreads Balance Sheet Capacity Y G Gains on Off-Lease Vehicles 19

GMAC Liquidity Update 20

GMAC Liquidity Position GMAC currently with very strong liquidity position Strong Q1 '05 cash portfolio of $18.5 billion* Capital leverage ratio reduced Term of debt maturities extended Many new funding channels established with more being cultivated Reduced reliance on institutional unsecured debt * Includes $2.4B of cash invested in a portfolio of highly liquid marketable securities 21

Liquidity Profile 22 Includes cash; excludes on-balance sheet secured debt and the related assets

New Funding Initiatives Further develop the private and public whole loan markets for auto assets GMAC selling more subordinated tranches Extending committed flow agreements Syndicated multi-investor whole loan transactions Grow GMAC banks GMAC Automotive Bank, GMAC Bank, GMAC Commercial Mortgage Bank, Escrow Bank USA Execute non-traditional asset securitization Transactions completed for GMAC Commercial Finance, Nuvell 23

"Originate/Sell" Business Model GMAC Originates Loan Captive Finance for GM Subvented Business Auto Loan Underwriting Expertise GMAC Services Loan High quality, low cost servicing capability Sell Loans Servicing Agreement Low-Cost "Storage" Capacity Banks who Buy and Hold Loans Banks who "Repackage" and Sell to Investors Public Market Asset-Backed Investors GMAC Auto Bank 24

Residential Capital Credit Rating Ring-Fenced Business Strategic Flexibility Funding Diversity Increased Liquidity $4B raised YTD Residential Capital Stand-alone Credit Rating GMAC RFC GMAC Mortgage GMAC Credit Rating (Residential Funding Corp) ResCap 25

2005 GMAC U.S. Auto Funding Plan * Includes pre-funding for 2005 ABCP Term ABS Bank Conduits 26

Impact of ABS on Global Automotive Funding Outstanding Secured (ABS) Unsecured 21% 79% 2004 2001 18% 82% 27

Evaluation of the Structural Subordination Issue GMAC believes that its medium-term funding plans will not structurally subordinate existing unsecured debt holders While structural subordination can become an issue if asset coverage ratios are severely impaired and/or the quality of unencumbered assets is reduced, it is very unlikely under all but the most extreme scenarios for GMAC Unsecured debt levels are projected to fall more quickly than total unencumbered assets Asset quality on balance sheet is comparable to that of whole loans and securitized assets GMAC maintains high underwriting standards 28

Evaluation of the Structural Subordination Issue - cont'd GMAC's total asset coverage ratios are expected to improve over the next two years, despite increased use of securitization and whole loan sales Whole loan activity helps to protect the asset coverage ratio As a result, GMAC believes structural subordination should not be a concern for unsecured bondholders or other stakeholders 29

GM / GMAC Operating Agreement Formal public operating agreement in place since 2001 All credit transactions are conducted and priced at prudent and commercially reasonable standards and established on an arm's length basis GMAC's equity will be kept at commercially-reasonable levels, as determined quarterly, to support its assets GMAC will, at all times, maintain separate books, records, financial statements and bank accounts from GM Agreement has stood the test of time GM and GMAC are recognized as separate stand-alone companies Agreement is a legally binding enforceable contract between GM and GMAC 30

2005 Objectives Net Income Earn at least $2.5 billion Dividends to GM Remit in excess of $2.0 billion Strong Liquidity Position Ensure ample funding under downside scenarios 31

Q & A 32

General Motors Acceptance Corporation 33